UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 23, 2007

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)
(303) 837-1661
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

        (d)     On October 23, 2007, the Board of Directors of Whiting Petroleum Corporation (the “Company”), appointed William N. Hahne as a director of the Company effective November 1, 2007 to serve for a term expiring at the Company’s 2009 annual meeting of stockholders. Mr. Hahne was also appointed to serve on the Nominating and Governance Committee of the Company’s Board of Directors. A copy of the Company’s press release announcing Mr. Hahne’s appointment, issued by the Company on October 26, 2007, is filed as Exhibit 99.1 and is incorporated by reference herein.

        (e)     On October 23, 2007, upon the recommendation of the Compensation Committee of the Board of Directors, the Board of Directors of the Company approved the following:

•	The Second Amendment to Production Participation Plan of the Company (“PPP”), which (1) reduces the age from 65 to 62 at which a participant in the PPP will automatically become fully vested in the PPP and (2) makes other changes to the PPP to comply with Section 409A of the Internal Revenue Code (the “Code”). The Second Amendment to the PPP is filed as Exhibit 10.1 and is incorporated by reference herein.

•	The Company’s 2003 Equity Incentive Plan, as amended through October 23, 2007 (“EIP”), which was amended primarily to make changes to comply with Sections 409A and 162(m) of the Code and to provide flexibility to grant cash bonus awards. The EIP is filed as Exhibit 10.2 and is incorporated by reference herein.

•	New forms of Restricted Stock Agreement pursuant to the EIP for both performance and time-based vesting, which are filed as Exhibits 10.3 and 10.4, respectively, and are incorporated by reference herein.

        The amount payable to the Company’s executive officers as a result of such changes is not determinable.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(10.1)	Second Amendment to Production Participation Plan of Whiting Petroleum Corporation.

(10.2)	Whiting Petroleum Corporation 2003 Equity Incentive Plan, as amended through October 23, 2007.

(10.3)	Form of Restricted Stock Agreement pursuant to the Whiting Petroleum Corporation 2003 Equity Incentive Plan for performance vesting awards on and after October 23, 2007.

(10.4)	Form of Restricted Stock Agreement pursuant to the Whiting Petroleum Corporation 2003 Equity Incentive Plan for time-based vesting awards on and after October 23, 2007.

(99.1)	Press Release of Whiting Petroleum Corporation dated October 26, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: October 29, 2007	By: /s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description
(10.1)	Second Amendment to Production Participation Plan of Whiting Petroleum Corporation.
(10.2)	Whiting Petroleum Corporation 2003 Equity Incentive Plan, as amended through October 23, 2007.
(10.3)	Form of Restricted Stock Agreement pursuant to the Whiting Petroleum Corporation 2003 Equity
Incentive Plan for performance vesting awards on and after October 23, 2007.
(10.4)	Form of Restricted Stock Agreement pursuant to the Whiting Petroleum Corporation 2003 Equity
Incentive Plan for time-based vesting awards on and after October 23, 2007.
(99.1)	Release of Whiting Petroleum Corporation dated October 26, 2007.